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                                   EXHIBIT 1
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              THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT
       AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION

      NUMBER                       BANKUNITED                      SHARES
                                   FINANCIAL
BKU_____________                  CORPORATION                ___________________

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 066528 40 0


                ORGANIZED UNDER THE LAWS OF THE STATE OF FLORIDA

           8% NONCUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES 1996
                                 $.01 Par Value

THIS CERTIFIES THAT



is the registered holder of



    FULLY PAID AND NON-ASSESSABLE SHARES OF 8% NONCUMULATIVE CONVERTIBLE
                      PREFERRED STOCK, SERIES 1996, OF

                      BANKUNITED FINANCIAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

   This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:


     /s/ Marc D. Jacobson      [CORPORATE SEAL]       /s/ Alfred R. Camner

           SECRETARY                                   CHAIRMAN OF THE BOARD,
                                                      CHIEF EXECUTIVE OFFICER
                                                           AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR


                                  AUTHORIZED SIGNATURE
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                                    NOTICES

         THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SUCH CLASS AND SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES AND SERIES. ANY SUCH REQUEST SHALL BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

                            FOR CONVERSION USE ONLY
         NOTICE OF ELECTION TO CONVERT TO SERIES I CLASS A COMMON STOCK

     The undersigned hereby irrevocably elects to convert __________ shares of the 8% Noncumulative Convertible Preferred Stock, Series 1996, represented by this certificate into shares of Series I Class A Common Stock of the Corporation (as such shares may be constituted on the conversion date) in accordance with the provisions of the Corporation's Certificate of Incorporation, as amended, and the Certification of Designation, Preferences, Rights and Limitations of the shares represented hereby.

     Date:_______________               ________________________________________
                                                         Signature

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

    UNIF GIFT MIN ACT -- ____________________ Custodian ____________________
                                (Cust)                        (Minor)
                         under Uniform Gifts to Minors Act
                         ___________________________________________________
                                                (State)

   Additional abbreviations may also be used though not in the above list.

     For value received ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________

                 _______________________________________________________________
                 NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                          OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:  ______________________________________________________
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A0-16.